SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 1, 1996


                        North Atlantic Technologies, Inc.
             (Exact name of registrant as specified in its charter)



                                    Minnesota
                 (State or other jurisdiction of incorporation)



       2-85984-C                                           41-1390785
(Commission File Number)                       (IRS Employer Identification No.)




         8120 Penn Avenue South, Suite 435, Bloomington, Minnesota 55431
               (Address of principal executive offices)         (Zip Code)


                                 (612) 888-8553
                         (Registrant's telephone number)


ITEM 3.  BANKRUPTCY.

         On February 1, 1996 North Atlantic Technologies, Inc. (the "Company") filed a petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court, District of Minnesota (the "Bankruptcy Court"), case No. 3-96-0526. The Company will act as debtor in possession in the case and no trustee has been appointed. The Company is subject to the jurisdiction of the Bankruptcy Court.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits

                  None



                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORTH ATLANTIC TECHNOLOGIES, INC.



Dated: February 9, 1996               By:  /s/ Bruce A. Watson
                                           ---------------------
                                           Bruce A. Watson
                                           President and Chief Executive Officer